Litigation and Legal Matters	9 Months Ended
Dec. 31, 2024
Disclosure Of Commitments And Contingent Liabilities [Abstract]
Litigation and Legal Matters [Text Block]

20.  Litigation and Legal Matters

The Company filed a civil claim against the prior CEO and Director of the Company in the Province of British Columbia in 2019, and the prior CEO and Director of the Company has filed a response with a counterclaim for wrongful dismissal in the Province of British Columbia. The prior CEO and Director of the Company also filed a similar claim in the state of California in regards to this matter, and this claim has been stayed pending the outcome of the claim in British Columbia. There has not been a resolution on the British Columbia claim or counterclaim, or the California claim as at December 31, 2024.

In addition, a company owned and controlled by a former employee who provided services to a subsidiary company of GreenPower until August 2013 filed a claim for breach of confidence against GreenPower in July 2020, and this claim has not been resolved as at December 31,, 2024.

During April 2023 the Company repossessed 28 EV Stars and 10 EV Star CC's after a lease termination due to non-payment. During May 2023 this customer filed a claim in the state of California against the Company and a subsidiary, and this matter has not been resolved as at December 31, 2024. The Company has not booked a provision for the claims or the counterclaim as it does not believe there is a remote or estimable material financial impact as at December 31, 2024.